EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Karen Aalders, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Mainstream Entertainment, Inc. on Form 10-Q for the fiscal quarter ended December 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Mainstream Entertainment, Inc.

Date:  February 13, 2012

By: /s/ Karen Aalders Karen Aalders Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)